UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 5, 2020
ZIONS BANCORPORATION, NATIONAL ASSOCIATION
(Exact name of registrant as specified in its charter)

United States of America	001-12307	87-0189025
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One South Main,	Salt Lake City,	Utah	84133
(Address of principal executive offices)			(Zip Code)
Registrant's telephone number, including area code (801) 844-7637

(Former name or former address, if changed since last report.)
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	ZION	The NASDAQ Stock Market, LLC
Warrants to Purchase Common Stock (expiring May 22, 2020)	ZIONW	The NASDAQ Stock Market, LLC
Depositary Shares each representing a 1/40th ownership interest in a share of:
Series A Floating-Rate Non-Cumulative Perpetual Preferred Stock	ZIONP	The NASDAQ Stock Market, LLC
Series G Fixed/Floating-Rate Non-Cumulative Perpetual Preferred Stock	ZIONO	The NASDAQ Stock Market, LLC
Series H 5.75% Non-Cumulative Perpetual Preferred Stock	ZIONN	The NASDAQ Stock Market, LLC
6.95% Fixed-to-Floating Rate Subordinated Notes due September 15, 2028	ZIONL	The NASDAQ Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange act. ☐

Item 7.01 Regulation FD Disclosure

Attached is a copy of a presentation which will be used by Zions Bancorporation's executive management at the Zions Bancorporation 2020 Biennial Investor Conference for institutional investors and analysts, February 6, 2020. A live webcast of the presentation may be accessed on the Zions Bancorporation website, www.zionsbancorporation.com. The webcast will also be archived and available on the website for 30 days following the conference.

A copy of the presentation slides to be presented at the conference is attached hereto as Exhibit 99.1. The Bank may also use this presentation in conversations with investors and analysts. The information in Items 7.01 and 9.01 of this report (including Exhibit 99.1 hereto) is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section, and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Zions Bancorporation 2020 Biennial Investor Conference Presentation Slides
101 Cover Page Interactive Data File-the cover page XBRL tags are embedded within the Inline XBRL document.
104 The cover page from this Current Report on form 8-K, formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIONS BANCORPORATION, NATIONAL ASSOCIATION

By:	/s/ PAUL E. BURDISS
Name:	Paul E. Burdiss
Title:	Executive Vice President and Chief Financial Officer

Date: February 5, 2020